SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2013

FTI CONSULTING, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-14875	52-1261113
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 South Flagler Drive, Suite 1500, West Palm Beach, Florida 33401

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (561) 515-1900

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.	Results of Operations and Financial Condition

On February 28, 2013, FTI Consulting, Inc. (“FTI Consulting”) issued its press release (the “Press Release”) reporting financial results for the fourth quarter and year ended December 31, 2012. The full text of the Press Release (including the accompanying financial tables) is set forth in Exhibit 99.1 and is incorporated by reference herein.

ITEM 7.01.	Regulation FD Disclosure

FTI Consulting defines “Adjusted EBITDA” as net income before income tax provision, other income (expense), depreciation, amortization of intangible assets, goodwill impairment charge and special charges, “Adjusted Segment EBITDA” as a segment’s share of consolidated operating income before depreciation, amortization of intangible assets, goodwill impairment charge and special charges, and “Adjusted Net Income” and “Adjusted EPS” as net income and earnings per diluted share, respectively, excluding the net impact of any goodwill impairment charge, any special charges and any loss on early extinguishment of debt that were incurred in that period. Adjusted EBITDA, Adjusted Segment EBITDA, Adjusted EPS and Adjusted Net Income are not defined in the same manner by all companies and may not be comparable to other similarly titled measures of other companies. Although Adjusted EBITDA, Adjusted Segment EBITDA, Adjusted EPS and Adjusted Net Income are not measures of financial condition or performance determined in accordance with generally accepted accounting principles (“GAAP”), FTI Consulting believes that they can be useful operating performance measures for evaluating FTI Consulting’s results of operations as compared from period-to-period and as compared to its competitors. These non-GAAP measures should be considered in addition to, but not as a substitute for or superior to, the information contained in FTI Consulting’s Condensed Consolidated Statements of Comprehensive Income (Loss). EBITDA is a common alternative measure of operating performance used by investors, financial analysts and rating agencies to value and compare the financial performance of companies in our industry. We use Adjusted EBITDA and Adjusted Segment EBITDA to evaluate and compare the operating performance of our segments. Reconciliations of GAAP to Non-GAAP financial measures are included in the accompanying tables to the Press Release.

The information included herein, including Exhibit 99.1 furnished herewith, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any filing pursuant to the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing, except as expressly set forth by specific reference in such filing.

ITEM 9.01. Financial Statements and Exhibits

(d) Exhibits

99.1	Press Release dated February 28, 2013, of FTI Consulting, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, FTI Consulting has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FTI CONSULTING, INC.

Dated: March 1, 2013	By:	/S/ ERIC B. MILLER
Eric B. Miller Executive Vice President, General Counsel and Chief Risk Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated February 28, 2013, of FTI Consulting, Inc.

1